                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15 (d) of
                     The Securities and Exchange Act of 1934

                                 DATE OF REPORT:
                                  JULY 11, 2002
                        (Date of Earliest Event Reported)

                                  MASSACHUSETTS
                 (State or Other Jurisdiction of Incorporation)

              1-9047                               04-2870273
     (Commission File Number)         (I.R.S. Employer Identification No.)

                           288 UNION ST., ROCKLAND, MA
                    (Address of Principal Executive Offices)

                                      02370
                                   (Zip Code)

                                 NOT APPLICABLE
                 (Former Address of Principal Executive Offices)

                                   (Zip Code)

                                  781-878-6100
              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS.

Attached as an exhibit hereto is a copy of a press release today by Independent Bank Corp. which is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:    Press Release dated July 11, 2002, with the following financial statements attached:

                           Balance Sheet - June 30, 2002 compared to December 31, 2001.

                           Income Statement - Six and three months ended June 30, 2002 and June 30, 2001

                           Average  Balance Sheet and Average Rate Data -
                                    Six months ended June 30, 2002
                                    Six months ended June 30, 2001
                                    Three months ended June 30, 2002
                                    Three months ended June 30, 2001
--------------------------------------------------------------------------------

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

                             INDEPENDENT BANK CORP.

DATE:  JULY 11, 2002                            BY: /S/ DENIS K. SHEAHAN
                                                ------------------------
                                                DENIS K. SHEAHAN
                                                CHIEF FINANCIAL OFFICER AND
                                                TREASURER

--------------------------------------------------------------------------------